EXHIBIT 24

		SECTION 16 AND FORM 144 POWER OF ATTORNEY

	With respect to holdings of and transactions in securities issued by Paramount
Skydance Corporation (the "Company"), the undersigned hereby constitutes and appoints the individuals named on Exhibit A attached hereto and as may be amended from time to time, or any of them signing singly, with full power of substitution and resubstitution, to act as the undersigned's true and lawful attorney-in-fact to:

1.	prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the United States Securities and Exchange Commission (the "SEC") a
  Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain and/or regenerate codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or any rule or regulation of the SEC;

2.	execute for and on behalf of the undersigned, Forms 3, 4, and 5 in accordance with Section 16 of the Exchange Act, and the rules thereunder, and Notices of
Proposed Sale of Securities Pursuant to Rule 144 ("Form 144"), in accordance with the requirements of Rule 144 under the Securities Act of 1933, as amended
(the "Securities Act");

3.	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, and Form 144, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

4.	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and resubstitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorneys-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

	The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is any
  Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Exchange Act, or Rule 144 under the Securities Act.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5, and Fo1m 144 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

			[Signature Page Follows]




IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of July, 2025.


                            By: /s/ Andrew Warren

                            Name: Andrew Warren



				EXHIBIT A

Individuals Appointed as Attorney-in-Fact with Full Power of Substitution and Resubstitution

1. Stephanie Kyoko McKinnon